CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated December 20, 2010, with respect to the financial statements  included in the Annual Report of Cyberdefender Corporation on Form 10-K/A for the years ended December 31, 2009 and 2008. We hereby consent to the incorporation by reference of said report in the Registration Statement of Cyberdefender Corporation on Form S-3 (File No. 333-161790, effective September 3, 2010).

/s/ GRANT THORNTON LLP

/s/ Grant Thornton

Los Angeles, California
January 25, 2011